Exhibit 99.1

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (410) 972-4142

CHESAPEAKE LODGING TRUST REPORTS THIRD QUARTER RESULTS;

PRO FORMA REVPAR INCREASED 10.1%

ANNAPOLIS, MD, November 3, 2010 – Chesapeake Lodging Trust (NYSE:CHSP), a lodging real estate investment trust (REIT), reported today its financial results for the quarter ended September 30, 2010.

CONSOLIDATED FINANCIAL RESULTS

For the third quarter 2010, the Company reported total revenue of $18.2 million, net income of $0.7 million, and earnings per diluted share of $.08. Funds from operations (FFO) were $2.3 million, or $.26 per diluted share, and Adjusted FFO was $2.8 million, or $.31 per diluted share. Net income before interest, income taxes, and depreciation and amortization (Corporate EBITDA) was $3.6 million, or $.39 per diluted share, and Adjusted Corporate EBITDA was $4.0 million, or $.44 per diluted share.

“We continue to be pleased with the financial performance of our hotel portfolio,” said James L. Francis, Chesapeake’s President and Chief Executive Officer. “Pro forma RevPAR for our hotel portfolio for the third quarter 2010 increased 10.1% over the same period in 2009, with strong performance from all four hotel properties.” Pro forma RevPAR is defined as room revenue per available room and calculated irrespective of the hotel property owner during the period.

For the nine months ended September 30, 2010, the Company reported total revenue of $32.4 million, net income of $0.8 million, and earnings per diluted share of $.08. FFO was $3.4 million, or $.37 per diluted share, and Adjusted FFO was $5.1 million, or $.56 per diluted share. Corporate EBITDA was $4.5 million, or $.49 per diluted share, and Adjusted Corporate EBITDA was $6.2 million, or $.68 per diluted share.

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (410) 972-4142

FFO, Adjusted FFO, Corporate EBITDA and Adjusted Corporate EBITDA are non-GAAP financial measures within the meaning of the rules of the Securities and Exchange Commission. See the discussion included in this press release for information regarding these non-GAAP financial measures.

ACQUISITION ACTIVITY

On July 30, 2010, in two separate transactions, the Company acquired the 153-room Courtyard Anaheim at Disneyland Resort in Anaheim, California for approximately $25.1 million and the 430-room Boston Marriott Newton in Newton, Massachusetts for approximately $77.2 million. The Company entered into an agreement with Tarsadia Hotels to operate the Courtyard Anaheim at Disneyland Resort under the Courtyard by Marriott flag and entered into an agreement with TPG Hospitality, Inc. to operate the Boston Marriott Newton under the Marriott flag. The acquisitions were funded by a $105 million borrowing under the Company’s revolving credit facility.

BALANCE SHEET / LIQUIDITY

On July 30, 2010, the Company entered into a credit agreement to obtain a $115 million, two-year secured revolving credit facility with a syndicate of banks. The facility is led by Wells Fargo Bank, N.A., as administrative agent, and JPMorgan Chase Bank, N.A., as syndication agent. The amount that the Company can borrow under the revolving credit facility is based on the value of the Company’s hotel properties included in the borrowing base, as defined in the credit agreement. Borrowings under the revolving credit facility bear interest equal to LIBOR, plus 3.75%, subject to a LIBOR floor of 2.00%. The credit agreement contains standard financial covenants, including certain leverage ratios, coverage ratios, and a minimum tangible net worth requirement. Subject to certain conditions, the facility allows for a one-year extension.

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (410) 972-4142

For the nine months ended September 30, 2010, the Company generated $7.8 million of cash flows from operating activities, used $265.4 million in net investing activities, including $261.3 million to acquire its first four hotel properties, and obtained $271.1 million from net financing activities, including $169.4 million from the Company’s IPO and the concurrent private placements and $105.0 million from a borrowing under the revolving credit facility.

As of September 30, 2010, the Company had $13.5 million of cash and cash equivalents. Total assets were $283.7 million, including $259.8 million of real estate, long-term debt was $105.0 million, and shareholders’ equity was $169.6 million.

DIVIDENDS

During the third quarter 2010, the Company declared a dividend in the amount of $.20 per share payable to its common shareholders of record as of September 30, 2010. The dividend was paid on October 15, 2010. The Company intends to continue to pay quarterly dividends, however, the level of future dividends will be determined at the discretion of the Company’s board of trustees following its review of the Company’s financial performance and capital requirements, the terms of the Company’s revolving credit facility, and the distribution requirements related to the Company’s qualification as a REIT.

SUBSEQUENT EVENT

On October 13, 2010, the Company completed an underwritten public offering of 9,085,000 common shares. After deducting underwriting fees and estimated offering costs, the Company generated net proceeds of approximately $140.5 million. Immediately following the offering, the Company used $105.0 million of the net proceeds to pay down the outstanding balance under the revolving credit facility.

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (410) 972-4142

“We were very pleased with the significant level of investor interest in our recent offering,” said James L. Francis, Chesapeake’s President and Chief Executive Officer. “On a leveraged basis, we now have approximately $300 million of capital to continue to invest in high-quality hotel properties. We continue to see a meaningful increase in hotel deal flow and expect to be able to invest or commit our available capital in a timely manner.”

NON-GAAP FINANCIAL MEASURES

The Company reports the following four non-GAAP financial measures that it believes are useful to investors as key measures of its operating performance: (1) FFO, (2) Adjusted FFO, (3) Corporate EBITDA, and (4) Adjusted Corporate EBITDA. A reconciliation of these non-GAAP financial measures is included in the accompanying financial tables.

FFO – The Company calculates FFO in accordance with standards established by the National Association of Real Estate Investment Trusts (NAREIT), which defines FFO as net income (calculated in accordance with GAAP), excluding depreciation and amortization, gains (losses) from sales of real estate, the cumulative effect of changes in accounting principles, and adjustments for unconsolidated partnerships and joint ventures. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, most industry investors consider presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. By excluding the effect of depreciation and amortization and gains (losses) from sales of real estate, both of which are based on historical cost accounting and which may be of lesser significance in evaluating current performance, the Company believes that FFO provides investors a useful financial measure to evaluate the Company’s operating performance.

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (410) 972-4142

Adjusted FFO – The Company further adjusts FFO for certain additional recurring and non-recurring items that are not in NAREIT’s definition of FFO. Specifically, the Company adjusts for hotel property acquisition costs and non-cash amortization of intangible assets. The Company believes that Adjusted FFO provides investors with another financial measure of its operating performance that is more comparable between periods.

Corporate EBITDA – Corporate EBITDA is defined as net income before interest, income taxes, and depreciation and amortization. The Company believes that Corporate EBITDA provides investors a useful financial measure to evaluate the Company’s operating performance, excluding the impact of the Company’s capital structure (primarily interest expense) and the Company’s asset base (primarily depreciation and amortization).

Adjusted Corporate EBITDA – The Company further adjusts Corporate EBITDA for certain additional recurring and non-recurring items. Specifically, the Company adjusts for hotel property acquisition costs and non-cash amortization of intangible assets. The Company believes that Adjusted Corporate EBITDA provides investors with another financial measure of its operating performance that is more comparable between periods.

CONFERENCE CALL

The Company will host a conference call on Thursday, November 4, 2010 at 9:00 a.m. Eastern Time to discuss its financial results. Interested individuals are invited to listen to the call by dialing (877) 683-0303 (U.S./Canadian callers) or (706) 643-5037 (International callers). The conference call ID is 18618820. A simultaneous webcast of the call will be available on the Company’s website at www.chesapeakelodgingtrust.com. It is recommended that participants call or log on 10 minutes ahead of the scheduled start time to ensure proper connection.

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (410) 972-4142

A replay of the conference call will be available two hours after the live call until midnight on November 11, 2010. To access the replay, dial (800) 642-1687 (U.S./Canadian callers) or (706) 645-9291 (International callers). The conference call ID is 18618820. A webcast replay and transcript of the conference call will be archived and available on the Company’s website for 12 months.

ABOUT CHESAPEAKE LODGING TRUST

Chesapeake Lodging Trust is a self-advised lodging real estate investment trust (REIT) focused on investments primarily in upper-upscale hotels in major business, airport and convention markets and, on a selective basis, premium select-service hotels in urban settings or unique locations in the United States. The Company owns four hotel properties with an aggregate of 1,269 rooms in two states. Additional information can be found on the Company’s website at www.chesapeakelodgingtrust.com.

Note: This press release contains forward-looking statements within the meaning of federal securities regulations. These forward-looking statements are identified by their use of terms and phrases such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “should,” “plan,” “predict,” “project,” “will,” “continue” and other similar terms and phrases, including references to the Company’s expectations regarding its dividend-paying ability and its timing and ability to deploy and commit capital. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors which may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks include, but are not limited to: our ability to complete acquisitions; our ability to continue to satisfy complex rules in order for us to remain a REIT for federal income tax purposes; and other risks and uncertainties associated with our business described in the Company’s filings with the SEC. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All information in this release is as of November 3, 2010, and the Company undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations, except as required by law.

CHESAPEAKE LODGING TRUST

CONSOLIDATED BALANCE SHEETS

(in thousands, except share data)

	September 30, 2010	December 31, 2009
	(unaudited)
ASSETS
Property and equipment, net	$223,974	$—
Intangible asset, net	35,824	—
Cash and cash equivalents	13,543	23
Restricted cash	1,988	—
Accounts receivable, net	3,890	—
Prepaid expenses and other assets	1,845	412
Deferred financing costs, net	2,671	—

Total assets	$283,735	$435

LIABILITIES AND SHAREHOLDERS’ EQUITY
Long-term debt	$105,000	$—
Accounts payable and accrued expenses	7,314	185
Dividends payable	1,862	—
Related-party loan	—	249

Total liabilities	114,176	434

Commitments and contingencies

Preferred shares, $.01 par value; 100,000,000 shares authorized; no shares issued and outstanding, respectively	—	—
Common shares, $.01 par value; 400,000,000 shares authorized; 9,350,271 shares and 100,000 shares issued and outstanding, respectively	93	1
Additional paid-in capital	170,538	—
Cumulative dividends in excess of net income	(1,072)	—

Total shareholders’ equity	169,559	1

Total liabilities and shareholders’ equity	$283,735	$435

CHESAPEAKE LODGING TRUST

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except share and per share data)

(unaudited)

	Three Months Ended September 30, 2010	Nine Months Ended September 30, 2010

REVENUE
Rooms	$13,589	$24,165
Food and beverage	3,861	7,099
Other	782	1,164

Total revenue	18,232	32,428

EXPENSES
Hotel operating expenses:
Rooms	3,098	5,398
Food and beverage	2,852	5,082
Other direct	389	631
Indirect	6,150	10,471

Total hotel operating expenses	12,489	21,582
Depreciation and amortization	1,600	2,552
Intangible asset amortization	129	281
Corporate general and administrative:
Share-based compensation	431	1,260
Hotel property acquisition costs	321	1,448
Other	1,302	3,396

Total operating expenses	16,272	30,519

Operating income	1,960	1,909

Interest income	11	96
Interest expense	(1,332)	(1,332)

Income before income taxes	639	673

Income tax benefit	93	125

Net income	$732	$798

EARNINGS PER SHARE:

Net income	$732	$798
Less: Dividends declared on unvested time-based awards	(42)	(42)
Less: Undistributed earnings allocated to unvested time-based awards	—	—

Net income available to common shareholders	$690	$756

Net income available per common share - basic and diluted	$0.08	$0.08

Weighted-average number of common shares outstanding - basic and diluted	9,099,404	9,089,302

CHESAPEAKE LODGING TRUST

CONSOLIDATED STATEMENT OF CASH FLOWS

(in thousands)

(unaudited)

Nine Months Ended September 30, 2010

Cash flows from operating activities:
Net income	$798
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	2,552
Intangible asset amortization	281
Deferred financing costs amortization	252
Share-based compensation	1,260
Changes in assets and liabilities:
Accounts receivable, net	(2,518)
Prepaid expenses and other assets	(298)
Accounts payable and accrued expenses	5,508

Net cash provided by operating activities	7,835

Cash flows from investing activities:
Acquisition of hotel properties, net of cash acquired	(261,274)
Improvements and additions to hotel properties	(2,178)
Change in restricted cash	(1,988)

Net cash used in investing activities	(265,440)

Cash flows from financing activities:
Proceeds from sale of common shares, net of underwriting fees	171,131
Payment of offering costs related to sale of common shares	(1,833)
Borrowing from revolving credit facility	105,000
Repurchase of common shares	(1)
Repayment of related-party loan	(249)
Payment of deferred financing costs	(2,923)

Net cash provided by financing activities	271,125

Net increase in cash	13,520
Cash and cash equivalents, beginning of period	23

Cash and cash equivalents, end of period	$13,543

CHESAPEAKE LODGING TRUST

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(in thousands, except per share data)

(unaudited)

The following table reconciles net income to FFO and Adjusted FFO for the three and nine months ended September 30, 2010:

	Three Months Ended September 30, 2010	Nine Months Ended September 30, 2010
Net income	$732	$798
Add: Depreciation and amortization	1,600	2,552

FFO	2,332	3,350

Add: Hotel property acquisition costs	321	1,448
Intangible asset amortization	129	281

Adjusted FFO	$2,782	$5,079

FFO per share - basic and diluted	$0.26	$0.37

Adjusted FFO per share - basic and diluted	$0.31	$0.56

The following table reconciles net income to Corporate EBITDA and Adjusted Corporate EBITDA for the three and nine months ended September 30, 2010:

	Three Months Ended September 30, 2010	Nine Months Ended September 30, 2010
Net income	$732	$798
Add: Depreciation and amortization	1,600	2,552
Interest expense	1,332	1,332
Less: Interest income	(11)	(96)
Income tax benefit	(93)	(125)

Corporate EBITDA	3,560	4,461

Add: Hotel property acquisition costs	321	1,448
Intangible asset amortization	129	281

Adjusted Corporate EBITDA	$4,010	$6,190

Corporate EBITDA per share - basic and diluted	$0.39	$0.49

Adjusted Corporate EBITDA per share - basic and diluted	$0.44	$0.68